Exhibit 10.32

CONTRATO PRIVADO DE MUTUO DINERARIO

Conste por el presente documento el CONTRATO DE MUTUO DINERARIO (en adelante, el “Contrato”) que celebran de una parte,

•	AUNA S.A., entidad constituida y existente de acuerdo con las leyes de Luxemburgo, con domicilio para efectos del presente contrato en , debidamente representada por , a quien en adelante se le denominará la “MUTUANTE”,

Y, de la otra parte,

•	HEREDIA INVESTMENTS S.A.C., con R.U.C. N° 20609605520, con domicilio para efectos del presente Contrato en Av. República de Panamá 3461, Piso 14, San Isidro, Lima, debidamente representada por el señor Oscar Leonardo Bacherer Fastoni, identificado con C.E. N° 000499580, según poderes inscritos en la partida electrónica N° 15001594 del Registro de Personas Jurídicas de Lima; a quien en adelante se le denominará la “MUTUATARIA”.

La “MUTUANTE” y la “MUTUATARIA” serán denominadas conjuntamente como las “Partes”.

El presente Contrato se celebra en los términos y condiciones siguientes:

PRIMERA: ANTECEDENTES

1.1.	La MUTUANTE es una persona jurídica de derecho privado, cuyo objeto social es dedicarse a la inversión en el sector salud.

1.2.	Por su parte, la MUTUATARIA es una persona jurídica de derecho privado dedicada a la prestación de servicios vinculados al sector salud. Asimismo, la MUTUATARIA es una empresa vinculada a la MUTUANTE.

1.3.	Para el cumplimiento de sus fines, la MUTUATARIA requiere la colaboración de la MUTUANTE a través de mutuos de dinero.

LOAN AGREEMENT

This LOAN AGREEMENT (hereinafter, the “Loan Agreement”) is entered into by, on one hand:

•	AUNA S.A. an entity incorporated and currently existing under the laws of Luxembourg, domiciled for purposes of this agreement at , duly represented by , hereinafter referred to as the “LENDER”,

And, on the other hand,

•	HEREDIA INVESTMENTS S.A.C., identified with Peruvian Tax Identity Number 20609605520, domiciled for purposes of this Agreement at Av. República de Panamá 3461, Piso 14, San Isidro, Lima, duly represented by Mr. Leonardo Bacherer Fastoni, identified with Foreign Identity Card No. 000499580, in accordance with powers of attorneys registered in electronic record No. 15001594 of the Corporations Registry of Lima, hereinafter referred to as the “BORROWER”.

The “LENDER” and the “BORROWER” shall be jointly referred to as the “Parties”.

This Agreement is entered into under the following terms and conditions:

FIRST: BACKGROUND

1.1.	The LENDER is a private company dedicated to the performance of investments in the health sector.

1.2.	On the other hand, the BORROWER is a private company dedicated to the rendering of services associated to the health sector. Furthermore, the BORROWER is a company affiliated to the LENDER.

1.3.	In order to comply with certain obligations, the BORROWER requires the collaboration of the LENDER by means of loans to be granted by the latter in favor of the former.

SEGUNDA: OBJETO DEL PRESENTE CONTRATO

2.1.	Por el presente documento, la MUTUANTE y la MUTUATARIA celebran un Contrato de Mutuo de Dinero por las sumas detalladas en el Anexo I que forma parte integrante del presente Contrato.

2.2.

Las Partes dejan constancia que los fondos del préstamo fueron transferidos por la MUTUANTE a las respectivas Cuentas Bancarias a nombre de la MUTUATARIA en la(s) fecha(s) que se detallan en el Anexo I.

TERCERA: PLAZO

3.1.

La MUTUATARIA estará obligada a devolver el íntegro del dinero objeto del presente Contrato de Mutuo en un plazo máximo de trescientos sesenta (360) días contados desde la respectiva fecha de depósito del préstamo.

3.2.

La MUTUATARIA se obliga a cumplir fielmente con el pago señalado en la cláusula anterior. El incumplimiento en el pago de las sumas prestadas faculta a la MUTUANTE para exigir el pago del íntegro de la(s) suma(s) de dinero adeudada(s), más intereses moratorios por cada día de atraso a la tasa legal máxima para operaciones en moneda extranjera.

3.3.

Las Partes acuerdan que la MUTUATARIA devolverá las sumas de dinero objeto del mutuo en la misma moneda y cantidad recibida, pudiendo efectuar el pago por cualquier medio permitido por la normativa vigente.

3.4.

Sin perjuicio de lo anterior, la MUTUATARIA podrá realizar prepagos voluntarios del préstamo en cualquier momento, previa comunicación por escrito a la MUTUANTE y pago de los intereses devengados a la fecha de prepago, según corresponda.

CUARTA: INTERESES

Las Partes acuerdan que los mutuos devengarán intereses a una Tasa de Interés Efectiva Anual (TEA) de 6.7% para préstamos en moneda extranjera.

SECOND: PURPOSE OF THE AGREEMENT

2.1.	By means of this document, the LENDER and the BORROWER enter into a Loan Agreement for the amounts set forth in Schedule I, which is an integral part of this Loan Agreement.

2.2.	Parties hereby acknowledge that the proceeds of the loan were transferred by the LENDER to the Bank Accounts owned by the BORROWER on the date(s) set forth in Schedule I.

THIRD: TERM

3.1.

The BORROWER is obliged to repay the total amount of the loan under this Loan Agreement in a maximum term of three hundred and sixty (360) days counted as of the date in which the proceeds were disbursed in favor of the BORROWER.

3.2.

The BORROWER is obliged to repay the loan under the conditions referred to in the previous paragraph. Any breach in such obligation entitles the LENDER to require the repayment of the unpaid principal under the Loan Agreement, plus default interests accrued as of the date of breach of the payment obligation, at the maximum legal rate applicable for foreign currency operations.

3.3.

Parties hereby agree that the BORROWER shall repay the amounts payable under this Loan Agreement in the same currency and amounts as received, being able to perform such repayment by any mean permitted by the applicable laws.

3.4.

Notwithstanding the above, the LENDER is entitled to perform voluntary prepayments of the loan at any given time, prior written notice to the LENDER in that sense, and payment of any accrued interests as of the prepayment date, as it may correspond.

FOURTH: INTERESTS

Parties hereby agree that the loans under this Loan Agreement shall accrue interests considering an Effective Annual Rate of 6.7% for loans under foreign currencies.

QUINTA: GASTOS Y TRIBUTOS DEL CONTRATO

Las Partes acuerdan que todos los gastos y tributos que originen la celebración, formalización y ejecución de este Contrato serán asumidos en partes iguales.

SEXTA: COMPETENCIA TERRITORIAL

Para efectos de cualquier controversia y tributos que origine la celebración y ejecución de este Contrato, las Partes se someten a la competencia territorial de los jueces y tribunales de la ciudad de Lima.

SÉTIMA: DOMICILIO

Para la validez de todas las comunicaciones y notificaciones a las Partes, con motivo de la ejecución es este Contrato, las Partes señalan como sus respectivos domicilios los indicados en la introducción de este documento. El cambio de domicilio de cualquiera de las Partes surtirá efecto desde la fecha de comunicación de dicho cambio a la otra Parte, por cualquier medio escrito.

OCTAVA: APLICACIÓN SUPLETORIA DE LA LEY

En lo no previsto por las Partes en el presente Contrato, las Partes se someten a lo establecido por las normas del Código Civil y demás del sistema jurídico que resulten aplicables.

NOVENA: SUSCRIPCIÓN

Las Partes reconocen y aceptan que el presente Contrato será suscrito utilizando una firma electrónica la misma que vincula a las Partes y representa la aceptación expresa, voluntaria y consensual de todos los términos del presente Contrato según lo dispuesto por los artículos 141, 141-A y 1374 del Código Civil peruano, así como la Ley 27269, Ley de Firmas y Certificados Digitales y su Reglamento vigentes al momento de suscripción del presente Contrato.

Para dicho propósito las Partes declaran que reconocen la firma electrónica como íntegra, verdadera y suficiente, reconociendo como cierta la fecha en que ésta es insertada en el presente Contrato.

FIFTH: EXPENSES AND TAXES

Parties hereby agree that any and all expenses and taxes derived from the celebration, execution, formalization of this Loan Agreement, shall be paid in equal amounts by them.

SIXTH: JURISDICTION

For purposes of any controversy and taxes derived from the celebration and execution of this Loan Agreement, Parties hereby agree to be subject to the jurisdiction of the judges and courts of Lima.

SEVENTH: DOMICILES

For purposes of the validity of all communications and notifications to the Parties in relation to the execution of this Loan Agreement, Parties hereby appoint as their respective domiciles, such contemplated in the recitals of this Loan Agreement. Any change of domicile by any of the Parties shall be effective as of the date in which such change was communicated to the other Party, by any written mean.

EIGHTH: GOVERNING LAW

Parties hereby agree that this Loan Agreement shall be governed by, and construed in accordance with, the Peruvian Civil Code and any other applicable law of the Republic of Peru.

NINETH: EXECUTION

Parties hereby acknowledge and accept that this Loan Agreement shall be entered into by them using electronic signatures, being that the latter shall bound the Parties and represent their express, voluntary and consensual acceptance of this terms and conditions, in accordance with articles 141, 141-A and 1374 of the Peruvian Civil Code, as well as Law No. 27269- Digital Signature and Certifications Law and its Regulations, in force as of the date of execution of this Loan Agreement.

For such purpose, Parties hereby declare that they acknowledge electronic signatures as valid, authentic and sufficient and acknowledge the effective date in which these are inserted in this Loan Agreement.

Las Partes en señal de conformidad proceden a suscribir el presente Contrato el    2024.

Auna S.A.

Heredia Investments S.A.C.

ANEXO I

Mutu ante	Mutu aria	Fech a de Prés tamo	Mon eda	Plaz o Días	Impo rte
Auna S.A.	Here dia Inve stme nts S.A. C.	/ 2024	USD	360	USD 470 MM

Parties hereby execute this Loan Agreement in sign of acceptance of the terms and conditions set forth herein, on    , 2024.

Auna S.A.

Heredia Investments S.A.C.

SCHEDULE I

Mutu ante	Mutu aria	Fech a de Prés tamo	Mon eda	Plaz o Días	Impo rte
Auna S.A.	Here dia Inve stme nts S.A. C.	/ 2024	USD	360	USD 470 MM